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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 13, 2005


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                     000-21531                05-0376157
  (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02-Results of Operations and Financial Condition. This information, including the exhibit attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing. By furnishing this information, United Natural Foods, Inc. makes no admission as to the materiality of any information in this Current Report, including the exhibit attached hereto.

On July 13, 2005, United Natural Foods, Inc. issued a press release to provide its financial outlook for the fiscal year ending July 31, 2006, and to announce the acquisition of substantially all of the assets of Roots & Fruits Cooperative, a privately-owned natural foods distributor of fresh produce and perishables. The press release is furnished as Exhibit 99.1 hereto.


Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

               99.1 Press Release, dated July 13, 2005: United Natural Foods, Inc. Provides Fiscal 2006 Outlook and Announces Acquisition of Roots & Fruits Cooperative.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNITED NATURAL FOODS, INC.


                                     By: /s/ Rick D. Puckett
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                                         Rick D. Puckett
                                         Vice President, Treasurer and Chief
                                         Financial Officer

                                     Date:  July 13, 2005